Exhibit 32.02

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Rosemarie Mecca, Chief Financial Officer (principal financial officer) of Laureate Education, Inc. (the “Registrant”), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended March 31, 2007 of the Registrant (the “Report”):

(1)       The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Rosemarie Mecca

Name: Rosemarie Mecca

Date:   May 4, 2007